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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                November 24, 1999


                               KASPER A.S.L., LTD.
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             (Exact Name of Registrant as Specified in its Charter)




          DELAWARE                      0-24179                 22-3497645
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(State of Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
    of Incorporation)                                     Identification Number)



77 METRO WAY
SECAUCUS, NEW JERSEY                                                 07094
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(Address of Principal Executive Offices)                          (Zip Code)



                                 (201) 864-0328
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              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)




NY2:\856738\03\$d2@03!.DOC\55745.0005

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

           On November 24, 1999, Kasper A.S.L., Ltd. ("Kasper") acquired substantially all of the assets, and assumed certain liabilities, of twenty-five Anne Klein factory outlet stores pursuant to the Asset Purchase Agreement dated as of November 24, 1999 among Kasper and A.S.L. Retail Outlets, Inc. (a wholly owned subsidiary of Kasper), as buyers, and Fashions of Seventh Avenue, Inc., Fashions of Destin, Inc., Fashions of Michigan, Inc., Fashions of Reno, Inc., Fashions of Vero Beach, Inc., Anne Klein of Massachusetts, Inc. and Fashions of Clinton, Inc., as sellers (the "Asset Purchase Agreement"). The assets that were acquired included the leases for the factory outlet stores and the store fixtures, the inventory and certain contract rights. The aggregate purchase price for the acquired assets and assumed liabilities was approximately $3.7 million and was funded by Kasper's revolving credit facility with The Chase Manhattan Bank, as lender and as agent for the other lenders under such facility. Like Kasper, the sellers were engaged in the retail sale of women's apparel. Kasper presently intends to integrate the acquired assets into its existing operations. Reference is made to the Asset Purchase Agreement and the related Press Release dated November 30, 1999 issued by Kasper, which are attached as Exhibits 2 and 99, respectively, to this Report and are incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)        Financial Statements of Businesses Acquired.

           It is impracticable for Kasper to file the financial statements for the acquired assets at this time. The required financial statements will be filed in an amendment to this Report as soon as practicable, but not later than February 7, 2000.

(b)        Pro Forma Financial Information.

           It is impracticable for Kasper to file the pro forma financial information for the acquired assets at this time. The required pro forma financial information will be filed in an amendment to this Report as soon as practicable, but not later than February 7, 2000.

(c)        Exhibits.

           Exhibit No.                            Description
           -----------                            -----------

               2 Asset Purchase Agreement dated as of November 24, 1999 among Kasper A.S.L., Ltd. and A.S.L. Retail Outlets, Inc., as buyers, and Fashions of Seventh Avenue, Inc., Fashions of Destin, Inc., Fashions of Michigan, Inc., Fashions of Reno, Inc.,



                                       2
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                                    Fashions of Vero Beach, Inc., Anne Klein of
                                    Massachusetts, Inc. and Fashions of Clinton,
                                    Inc., as sellers.

               99                   Press Release dated November 30, 1999.



















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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 8, 1999

                                           KASPER A.S.L., LTD.

                                           By: /s/ Mary Ann Domuracki
                                               --------------------------------
                                               Mary Ann Domuracki
                                               Executive Vice President -
                                               Finance and Administration












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                                  EXHIBIT INDEX


           Exhibit No.                            Description
           -----------                            -----------

               2 Asset Purchase Agreement dated as of November 24, 1999 among Kasper A.S.L., Ltd. and A.S.L. Retail Outlets, Inc., as buyers, and Fashions of Seventh Avenue, Inc., Fashions of Destin, Inc., Fashions of Michigan, Inc., Fashions of Reno, Inc., Fashions of Vero Beach, Inc., Anne Klein of Massachusetts, Inc. and Fashions of Clinton, Inc., as sellers.

               99                   Press Release dated November 30, 1999.